Exhibit 10.1

FIRST AMENDMENT TO

REVOLVING CREDIT AND TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (“First Amendment”) is made as of this 3rd day of June, 2013 by and among Universal Truckload Services, Inc. (the “Borrower”), the Lenders (as defined below) and Comerica Bank, as administrative agent for the Lenders (in such capacity, “Agent”).

RECITALS

A. The Borrower entered into that certain Revolving Credit and Term Loan Agreement dated as of August 28, 2012 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) with Agent and the financial institutions from time to time signatory thereto (each, individually a “Lender,” and any and all such financial institutions collectively the “Lenders”), under which the Lenders extended (or committed to extend) credit to the Borrower, as set forth therein.

B. The Borrower has requested that Agent and the Lenders make certain amendments to the Credit Agreement, and Agent and the Lenders are willing to do so, but only on the terms and conditions set forth in this First Amendment.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Borrower, Agent and the Lenders agree as follows:

1.	Section 1.1. of the Credit Agreement is hereby amended as follows:

(a)	The following definitions are hereby amended and restated as follows:

“Eligible Assignee” shall mean (a) a Lender; (b) an Affiliate of a Lender; (c) any Person (other than a natural person) that is or will be engaged in the business of making, purchasing, holding or otherwise investing in commercial loans or similar extensions of credit in the ordinary course of its business, provided that such Person is administered or managed by a Lender, an Affiliate of a Lender or an entity or Affiliate of an entity that administers or manages a Lender; or (d) any other Person (other than a natural person) approved by the (i) Agent (and in the case of an assignment of a commitment under the Revolving Credit, the Issuing Lender and each Swing Line Lender), and (ii) unless a Event of Default has occurred and is continuing, the Borrower (each such approval of the Agent, Issuing Lender, each Swing Line Lender and the Borrower not to be unreasonably withheld or delayed); provided that (x) notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower, or any of the

Borrower’s Affiliates or Subsidiaries; and (y) no assignment shall be made to a Defaulting Lender (or any Person who would be a Defaulting Lender if such Person was a Lender hereunder) without the consent of the Agent, and in the case of an assignment of a commitment under the Revolving Credit, the Issuing Lender and each Swing Line Lender.

“Fronting Exposure” shall mean, at any time there is an Defaulting Lender, (a) with respect to the Issuing Lender, such Defaulting Lender’s Percentage of the outstanding Letter of Credit Obligations with respect to Letters of Credit issued by such Issuing Lender, and (b) with respect to each Swing Line Lender, such Defaulting Lender’s Percentage of outstanding Swing Line Advances made by such Swing Line Lender.

“Interest Period” shall mean (a) with respect to a Eurodollar-based Advance, a Eurodollar-Interest Period, commencing on the day a Eurodollar-based Advance is made, or on the effective date of an election of the Eurodollar-based Rate made under Section 2.3 or 4.4 hereof, and (b) with respect to a Swing Line Advance carried at the Quoted Rate, an interest period of 30 days (or any lesser number of days agreed to in advance by the Borrower, Agent and the applicable Swing Line Lender); provided, however that (i) any Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day, except that as to an Interest Period in respect of a Eurodollar-based Advance, if the next succeeding Business Day falls in another calendar month, such Interest Period shall end on the next preceding Business Day, (ii) when an Interest Period in respect of a Eurodollar-based Advance begins on a day which has no numerically corresponding day in the calendar month during which such Interest Period is to end, it shall end on the last Business Day of such calendar month, and (iii) no Interest Period in respect of any Advance shall extend beyond the Revolving Credit Maturity Date, the Term Loan Maturity Date or the Equipment Credit Maturity Date, as applicable.

“Lenders” shall have the meaning set forth in the preamble, and shall include the Revolving Credit Lenders, the Equipment Credit Lenders, the Term Loan Lenders, the Swing Line Lenders and any permitted assignee which becomes a Lender pursuant to Section 13.8 hereof.

“Notes” shall mean the Revolving Credit Notes, the Equipment Credit Notes, the Swing Line Notes and the Term Loan Notes.

2

“Prime Rate” shall mean the per annum rate of interest announced by the Agent, or, in the case of Swing Line Advances which are Base Rate Advances, by the applicable Swing Line Lender, at its main office from time to time as its “prime rate” (it being acknowledged that such announced rate may not necessarily be the lowest rate charged by the Agent or such Swing Line Lender to any of its customers), which Prime Rate shall change simultaneously with any change in such announced rate.

“Quoted Rate” shall mean the rate of interest per annum offered by the applicable Swing Line Lender in its sole discretion with respect to a Swing Line Advance and accepted by the Borrower.

“Swing Line” shall mean the revolving credit loans to be advanced to Borrower by a Swing Line Lender pursuant to Section 2.5 hereof, in an aggregate amount (subject to the terms hereof), not to exceed, at any one time outstanding, the Swing Line Maximum Amount for such Swing Line Lender.

“Swing Line Advance” shall mean a borrowing requested by Borrower and made by a Swing Line Lender pursuant to Section 2.5 hereof and may include, subject to the terms hereof, Quoted Rate-Advances and Base Rate Advances.

“Swing Line Lenders” shall mean Comerica Bank in its capacity as a lender of the Swing Line under Section 2.5 of this Agreement and KeyBank National Association in its capacity as a lender of the Swing Line under Section 2.5 of this Agreement, or their respective successors as subsequently designated hereunder.

“Swing Line Maximum Amount” shall mean (i) with respect to Swing Line Advances made by Comerica Bank, the Comerica Swing Line Maximum Amount, and (ii) with respect to Swing Line Advances made by KeyBank National Association, the KeyBank Swing Line Maximum Amount.

“Swing Line Notes” shall mean the swing line notes which may be issued by Borrower to the Swing Line Lenders, respectively, pursuant to Section 2.5(b)(ii) hereof in the form attached hereto as Exhibit C, as such note may be amended or supplemented from time to time, and any note or notes issued in substitution, replacement or renewal thereof from time to time.

3

(b)	The following new definitions are hereby inserted in the appropriate alphabetical order:

“Comerica Bank Swing Line Maximum Amount” shall mean Seven Million Dollars ($7,000,000), as such amount may be increased or decreased from time to time by written agreement among Comerica Bank, KeyBank National Association and the Borrower, so long as the Comerica Bank Swing Line Maximum Amount and the KeyBank Swing Line Maximum Amount does not at any time exceed, in the aggregate, Ten Million Dollars ($10,000,000).

“KeyBank Swing Line Maximum Amount” shall mean Three Million Dollars ($3,000,000), as such amount may be increased or decreased from time to time by written agreement among Comerica Bank, KeyBank National Association and the Borrower, so long as the Comerica Bank Swing Line Maximum Amount and the KeyBank Swing Line Maximum Amount does not at any time exceed, in the aggregate, Ten Million Dollars ($10,000,000).

2.	Section 2.3(c) of the Credit Agreement is hereby amended and restated as follows:

“(c) on the proposed date of such Revolving Credit Advance, the sum of (x) the aggregate principal amount of all outstanding Revolving Credit Advances and Swing Line Advances owing to Comerica Bank as Swing Line Lender on such date (including, without duplication the Advances that are deemed to be disbursed by Agent under Section 3.6(a) hereof in respect of Borrower’s Reimbursement Obligations hereunder), plus (y) the KeyBank Swing Line Maximum Amount, plus (z) the Letter of Credit Obligations as of such date, in each case after giving effect to all outstanding requests for Revolving Credit Advances and Swing Line Advances and for the issuance of any Letters of Credit, shall not exceed the lesser of (i) the Revolving Credit Aggregate Commitment and (ii) the then applicable Borrowing Base;”

3.	Section 2.5 of the Credit Agreement is hereby amended and restated as follows:

“2.5 Swing Line.

(a)	Swing Line Advances. Each Swing Line Lender may, on the terms and subject to the conditions hereinafter set forth (including without limitation Section 2.5(c) hereof), but shall not be required to, make one or more Advances (each such advance being a “Swing Line Advance”) to the Borrower from time to time on any Business Day during the period from the Effective Date hereof until (but excluding) the Revolving Credit Maturity Date in an aggregate amount not to exceed at any one time outstanding the Swing Line Maximum Amount applicable to such Swing Line Lender. Subject to the terms set forth herein, advances, repayments and readvances may be made under the Swing Line. Key Bank National Association, in its capacity as a Swing Line Lender, shall not make any Swing Line Advances after it receives written notice from the Agent of the occurrence of a Default or Event of Default.

4

(b)	Accrual of Interest and Maturity; Evidence of Indebtedness.

(i)	Each Swing Line Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to it resulting from each Swing Line Advance made by it to the Borrower from time to time, including the amount and date of each Swing Line Advance, its Applicable Interest Rate, its Interest Period, if any, and the amount and date of any repayment made on any Swing Line Advance from time to time. The entries made in such account or accounts of such Swing Line Lender shall be prima facie evidence, absent demonstrable error, of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of such Swing Line Lender to maintain such account, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay the Swing Line Advances (and all other amounts owing with respect thereto) in accordance with the terms of this Agreement.

(ii)	The Borrower agrees that, upon the written request of a Swing Line Lender, the Borrower will execute and deliver to such Swing Line Lender a Swing Line Note.

(iii)	Borrower unconditionally promises to pay to each Swing Line Lender the then unpaid principal amount of each Swing Line Advance made by such Swing Line Lender (plus all accrued and unpaid interest thereon) on the Revolving Credit Maturity Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. Subject to the terms and conditions hereof, each Swing Line Advance shall, from time to time after the date of such Advance (until paid), bear interest at its Applicable Interest Rate. Each Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Advances made by such Swing Line Lender to Borrower, and each Swing Line Lender agrees to deliver a copy to the Agent of any such invoice or other written notice delivered to the Borrower with respect to amounts owing to such Swing Line Lender by the Borrower.

5

(c)	Requests for Swing Line Advances. Borrower may request a Swing Line Advance by the delivery to a Swing Line Lender with, if requested by Agent, a copy to the Agent of a Request for Swing Line Advance executed by an Authorized Signer for the Borrower, subject to the following:

(i)	each such Request for Swing Line Advance shall set forth the information required on the Request for Advance, including without limitation, (A) the proposed date of such Swing Line Advance, which must be a Business Day, (B) whether such Swing Line Advance is to be a Base Rate Advance or a Quoted Rate Advance, (C) in the case of a Quoted Rate Advance, the duration of the Interest Period applicable thereto, and (D) the aggregate outstanding principal amount of all Revolving Advances and Swing Line Advances and Letter of Credit Obligations as of the proposed date of such Swing Line Advance;

(ii)	on the proposed date of such Swing Line Advance, after giving effect to all outstanding requests for Swing Line Advances made by Borrower to such Swing Line Lender as of the date of determination, the aggregate principal amount of all outstanding Swing Line Advances made by such Swing Line Lender on such date shall not exceed the Swing Line Maximum Amount applicable to such Swing Line Lender;

(iii)

on the proposed date of such Swing Line Advance, after giving effect to all outstanding requests for Revolving Credit Advances and Swing Line Advances and Letters of Credit requested by the Borrower on such date of determination (including, without duplication, Advances that are deemed disbursed pursuant to Section 3.6(a) hereof in respect of the Borrower’s Reimbursement Obligations hereunder), the sum of (x) the aggregate principal amount of all Revolving Credit Advances and Swing Line Advances owing to Comerica Bank as Swing Line Lender outstanding

6

on such date, plus (y) the Key Bank Swing Line Maximum Amount, plus (z) the Letter of Credit Obligations on such date shall not exceed the lesser of (A) the Revolving Credit Aggregate Commitment and (B) the then applicable Borrowing Base;

(iv)	(A) in the case of a Swing Line Advance that is a Base Rate Advance, the principal amount of the initial funding of such Advance, as opposed to any refunding or conversion thereof, shall be at least Two Hundred Fifty Thousand Dollars ($250,000) or such lesser amount as may be agreed to by the applicable Swing Line Lender, (B) in the case of a Swing Line Advance that is a Quoted Rate Advance, the principal amount of such Advance, plus any other outstanding Swing Line Advances to be then combined therewith having the same Interest Period, if any, shall be at least Two Hundred Fifty Thousand Dollars ($250,000) or such lesser amount as may be agreed to by the applicable Swing Line Lender, and (C) at any time there shall not be in effect more than two (2) Interest Rates and Interest Periods with respect to each Swing Line Lender;

(v)	each such Request for Swing Line Advance shall be delivered to the applicable Swing Line Lender and the Agent by 3:00 p.m. (Detroit time) on the proposed date of the Swing Line Advance;

(vi)	each Request for Swing Line Advance, once delivered to a Swing Line Lender, shall not be revocable by Borrower, and shall constitute and include a certification by Borrower as of the date thereof that:

(1)	all conditions to the making of Swing Line Advances set forth in this Agreement shall have been satisfied (including, without limitation, the delivery of the Borrowing Base Certificate as required in accordance with Section 7.2(b) hereof) and shall remain satisfied to the date of such Swing Line Advance (both before and immediately after giving effect to such Swing Line Advance);

(2)	there is no Default or Event of Default in existence, and none will exist upon the making of such Swing Line Advance (both before and immediately after giving effect to such Swing Line Advance); and

7

(3)	the representations and warranties of the Credit Parties contained in this Agreement and the other Loan Documents are true and correct in all material respects and shall be true and correct in all material respect as of the date of the making of such Swing Line Advance (both before and immediately after giving effect to such Swing Line Advance), other than any representation or warranty that expressly speaks only as of a different date;

(vii)

At the option of each Swing Line Lender, Borrower may utilize such Swing Line Lender’s automated system for obtaining Swing Line Advances and making periodic repayments (a “Sweep to Loan System”). At any time during which the Sweep to Loan System is in effect, (A) Swing Line Advances shall be advanced to fund borrowing needs pursuant to the terms of a Sweep Agreement between such Swing Line Lender and Borrower, (B) Borrower need not submit a Request for Swing Line Advance each time a Swing Line Advance is made pursuant to the Sweep to Loan System, and (C) there shall be no minimum amount requirements in respect of any such Swing Line Advance. Each time a Swing Line Advance is made using a Sweep to Loan System, Borrower shall be deemed to have certified to the Agent and the Lenders each of the matters set forth in clause (vi) of this Section 2.5(c). Principal and interest on Swing Line Advances requested, or deemed requested, pursuant to this Section shall be paid pursuant to the terms and conditions of the applicable Sweep Agreement without any deduction, setoff or counterclaim whatsoever. Unless sooner paid pursuant to the provisions hereof or the provisions of the Sweep Agreement, the principal amount of the Swing Line Advances shall be paid in full, together with accrued interest thereon, on the Revolving Credit Maturity Date. Each Swing Line Lender may suspend or revoke Borrower’s privilege to use its Sweep to Loan System at any time and from time to

8

time for any reason and, immediately upon any such revocation, the applicable Sweep to Loan System shall no longer be available to Borrower for the funding of Swing Line Advances from such Swing Line Lender hereunder (or otherwise), and the regular procedures set forth in this Section 2.5 for the making of Swing Line Advances shall be deemed immediately to apply. Each Swing Line Lender may, at its option, also elect to make Swing Line Advances upon Borrower’s email requests on the basis set forth in the last paragraph of Section 2.3, provided that the Borrower complies with the provisions set forth in this Section 2.5.

(d)	Disbursement of Swing Line Advances. Upon receiving any executed Request for Swing Line Advance from the Borrower and the satisfaction of the conditions set forth in Section 2.5(c) hereof, the applicable Swing Line Lender shall, at its option, make available to Borrower the amount so requested in Dollars not later than 4:00 p.m. (Detroit time) on the date of such Advance, by credit to an account of Borrower or to a third party as the Borrower may reasonably direct in writing, subject to applicable law, provided such direction is timely given. The applicable Swing Line Lender shall, if requested by Agent, promptly notify Agent of any Swing Line Advance by email, telex or telecopier.

(e)	Refunding of or Participation Interest in Swing Line Advances.

(i)

Each Swing Line Lender, at any time in its sole and absolute discretion, may, in each case on behalf of the Borrower (which hereby irrevocably directs such Swing Line Lender to act on its behalf) request that the Agent notify each of the Revolving Credit Lenders (including such Swing Line Lender in its capacity as a Revolving Credit Lender) to make an Advance of the Revolving Credit to Borrower, in an amount equal to such Revolving Credit Lender’s Revolving Credit Percentage of the aggregate principal amount of the Swing Line Advances owing to such Swing Line Lender outstanding on the date such notice is given (the “Refunded Swing Line Advances”); provided however that the Swing Line Advances carried at the Quoted Rate which are refunded with Revolving Credit Advances at the

9

request of the applicable Swing Line Lender at a time when no Default or Event of Default has occurred and is continuing shall not be subject to Section 11.1 and no losses, costs or expenses may be assessed by a Swing Line Lender against the Borrower or the Revolving Credit Lenders as a consequence of such refunding. The applicable Revolving Credit Advances used to refund any Swing Line Advances shall be Base Rate Advances. In connection with the making of any such Refunded Swing Line Advances or the purchase of a participation interest in Swing Line Advances under Section 2.5(e)(ii) hereof, each Swing Line Lender shall retain its claim against Borrower for any unpaid interest or fees in respect thereof accrued to the date of such refunding. Unless any of the events described in Section 9.1(i) hereof shall have occurred (in which event the procedures of Section 2.5(e)(ii) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Credit Advance are then satisfied (but subject to Section 2.5(e)(iii)), each Revolving Credit Lender shall make the proceeds of its Revolving Credit Advance available to the Agent for the benefit of such Swing Line Lender at the office of the Agent specified in Section 2.4(a) hereof prior to 11:00 a.m. Detroit time on the Business Day next succeeding the date such notice is given, in immediately available funds. The proceeds of such Revolving Credit Advances shall be immediately applied to repay the Refunded Swing Line Advances, subject to Section 11.1 hereof.

(ii)

If, prior to the making of an Advance of the Revolving Credit pursuant to Section 2.5(e)(i) hereof, one of the events described in Section 9.1(i) hereof shall have occurred, each Revolving Credit Lender will, on the date such Advance of the Revolving Credit was to have been made, purchase from the applicable Swing Line Lender an undivided participating interest in each Swing Line Advance that was to have been refunded in an amount equal to its Revolving Credit Percentage of such Swing Line Advance. Each Revolving Credit Lender within the time periods specified in Section 2.5(e)(i) hereof, as applicable, shall immediately transfer to the Agent, for the benefit of such Swing

10

Line Lender, in immediately available funds, an amount equal to its Revolving Credit Percentage of the aggregate principal amount of all Swing Line Advances outstanding as of such date. Upon receipt thereof, the Agent shall deliver, on such Swing Line Lender’s behalf, to such Revolving Credit Lender a Swing Line Participation Certificate evidencing such participation.

(iii)

Each Revolving Credit Lender’s obligation to make Revolving Credit Advances to refund Swing Line Advances, and to purchase participation interests, in accordance with Section 2.5(e)(i) and (ii), respectively, shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against any Swing Line Lender, Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Default or Event of Default; (C) any adverse change in the condition (financial or otherwise) of Borrower or any other Person; (D) any breach of this Agreement or any other Loan Document by Borrower or any other Person; (E) any inability of Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such Revolving Credit Advance is to be made or such participating interest is to be purchased; (F) the termination of the Revolving Credit Aggregate Commitment hereunder; or (G) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Revolving Credit Lender does not make available to the Agent the amount required pursuant to Section 2.5(e)(i) or (ii) hereof, as the case may be, the Agent on behalf of the applicable Swing Line Lender, shall be entitled to recover such amount on demand from such Revolving Credit Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full (x) for the first two (2) Business Days such amount remains unpaid, at the Federal Funds Effective Rate and (y) thereafter, at the rate of interest then applicable to such Swing Line Advances. The obligation of any Revolving Credit Lender to make available its pro

11

rata portion of the amounts required pursuant to Section 2.5(e)(i) or (ii) hereof shall not be affected by the failure of any other Revolving Credit Lender to make such amounts available, and no Revolving Credit Lender shall have any liability to any Credit Party, the Agent, the Swing Line Lender, or any other Revolving Credit Lender or any other party for another Revolving Credit Lender’s failure to make available the amounts required under Section 2.5(e)(i) or (ii) hereof.

(iv)	Notwithstanding the foregoing, no Revolving Credit Lender shall be required to make any Revolving Credit Advance to refund a Swing Line Advance or to purchase a participation in a Swing Line Advance if at least two (2) Business Days prior to the making of such Swing Line Advance by a Swing Line Lender, the officers of such Swing Line Lender immediately responsible for matters concerning this Agreement shall have received written notice from Agent or any Lender that Swing Line Advances should be suspended based on the occurrence and continuance of a Default or Event of Default and stating that such notice is a “notice of default”; provided, however that the obligation of the Revolving Credit Lenders to make or refund such Swing Line Advance or purchase a participation in such Swing Line Advance) shall be reinstated upon the date on which such Default or Event of Default has been waived by the requisite Lenders.

(f) Rights of KeyBank as a Swing Line Lender. The Borrower and the Lenders hereby agree that KeyBank, in its capacity as a Swing Line Lender, shall be granted any and all rights afforded to the Agent in its capacity as a Swing Line Lender (but not in any other capacity) under this Agreement and, in addition, those certain indemnification rights and other rights provided under Sections 12.7 and 13.5 of this Agreement as if KeyBank were the Agent.”

4.	Section 2.7(b) of the Credit Agreement are amended and restated as follows:

“(b)

(i) The Borrower may prepay all or part of the outstanding principal of any Swing Line Advance carried at the Base Rate at any time, provided that after giving effect to any partial prepayment, the aggregate balance of such Base Rate Advances owing to a Swing Line Lender remaining

12

outstanding, if any, shall be at least Two Hundred Fifty Thousand Dollars ($250,000) (except if prepaid pursuant to a Sweep to Loan System) and (ii) subject to Section 2.10(c) hereof, the Borrower may prepay all or part of the outstanding principal of any Swing Line Advance carried at the Quoted Rate at any time (subject to not less than one (1) day’s notice to the Swing Line Lender) provided that after giving effect to any partial prepayment, the aggregate balance of such Quoted Rate Swing Line Advances owing to a Swing Line Lender remaining outstanding shall be at least Two Hundred Fifty Thousand Dollars ($250,000) (except if prepaid pursuant to a Sweep to Loan System).”

5.	Section 2.8 of the Credit Agreement is hereby amended and restated as follows:

“2.8	Base Rate Advance in Absence of Election or Upon Default. If, (a) as to any outstanding Eurodollar-based Advance of the Revolving Credit or any outstanding Quoted Rate Advance of the Swing Line, Agent, or in the case of Advance of the Swing Line, the applicable Swing Line Lender, has not received payment of all outstanding principal and accrued interest on the last day of the Interest Period applicable thereto, or does not receive a timely Request for Advance meeting the requirements of Section 2.3 or 2.5 hereof with respect to the refunding or conversion of such Advance, or (b) if on the last day of the applicable Interest Period a Default or an Event of Default shall have occurred and be continuing, then, on the last day of the applicable Interest Period the principal amount of any Eurodollar-based Advance or Quoted Rate Advance, as the case may be, which has not been prepaid shall, absent a contrary election of the Majority Revolving Credit Lenders, be converted automatically to a Base Rate Advance and the Agent or the applicable Swing Line Lender shall thereafter promptly notify Borrower of said action. All accrued and unpaid interest on any Advance converted to a Base Rate Advance under this Section 2.8 shall be due and payable in full on the date such Advance is converted.”

6.	The first sentence of Section 2.10(a) of the Credit Agreement is amended to read as follows:

“If at any time and for any reason the aggregate outstanding principal amount of Revolving Credit Advances plus Swing Line Advances owing to Comerica Bank as Swing Line Lender, plus the Key Bank Swing Line Maximum Amount, plus the outstanding Letter of Credit Obligations, shall exceed the lesser of (i) the

13

Revolving Credit Aggregate Commitment and (ii) the then applicable Borrowing Base, Borrower shall within one (1) Business Day thereafter reduce any pending request for a Revolving Credit Advance on such day by the amount of such excess and, to the extent any excess remains thereafter, repay any Revolving Credit Advances and Swing Line Advances in an amount equal to the lesser of the outstanding amount of such Advances and the amount of such remaining excess, with such amounts to be applied between the Revolving Credit Advances and Swing Line Advances as determined by the Agent and then, to the extent that any excess remains after payment in full of all Revolving Credit Advances and Swing Line Advances, to provide cash collateral in support of any Letter of Credit Obligations in an amount equal to the lesser of (x) 105% the amount of such Letter of Credit Obligations and (y) the amount of such remaining excess, with such cash collateral to be provided on terms satisfactory to the Agent.”

7.	Section 3.2(a) of the Credit Agreement is hereby amended and restated as follows:

“(a)	(i) after giving effect to the Letter of Credit requested, the Letter of Credit Obligations do not exceed the Letter of Credit Maximum Amount; and (ii) after giving effect to the Letter of Credit requested, the Letter of Credit Obligations on such date plus the sum of (x) the aggregate principal amount of all Revolving Credit Advances and Swing Line Advances owing to Comerica Bank as Swing Line Lender on such date (including all Advances deemed disbursed by Agent under Section 3.6(a) hereof in respect of Borrower’ Reimbursement Obligations) hereunder requested or outstanding on such date plus (y) the KeyBank Swing Line Maximum Amount do not exceed the lesser of (A) the Revolving Credit Aggregate Commitment and (B) the then applicable Borrowing Base;”

8.	Section 5.1(a) of the Credit Agreement is hereby amended by replacing the words “Swing Line Note” appearing therein with “Swing Line Notes”.

9.	Section 6 of the Credit Agreement is hereby amended by replacing the works “Swing Line Lender” appearing in the introductory paragraph therein with “Swing Line Lenders”.

10.	The introductory sentence in Section 7.2 of the Credit Agreement is hereby amended and restated as follows:

“Furnish to the Agent, and, with respect to the items in clauses (b) and (f) below, to the Swing Line Lenders, in each case in form and detail acceptable to Agent, with sufficient copies for each Lender, the following documents:”

14

11.	Section 10.1(a) of the Credit Agreement is hereby amended and restated as follows:

“(a) All payments to be made by Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise provided herein, all payments made by the Borrower of principal, interest or fees hereunder shall be made without setoff or counterclaim on the date specified for payment under this Agreement and must be received by Agent not later than 1:00 p.m. (Detroit time) on the date such payment is required or intended to be made in Dollars in immediately available funds to Agent at Agent’s office located at 411 W. Lafayette, 7th Floor, MC 3289, Detroit, Michigan 48226-3289, for the ratable benefit of the Revolving Credit Lenders in the case of payments in respect of the Revolving Credit and any Letter of Credit Obligations, for the ratable benefit of the Equipment Credit Lenders in the case of the Equipment Credit, for the ratable benefit of the Term Loan Lenders in the case of payments in respect of Term Loan and for the ratable benefit of the Swing Line Lenders in the case of the Swing Line; provided, however, that so long as no Default or Event of Default has occurred and is continuing at the time any such payment is to be made, all payments of principal or interest owing to KeyBank National Association in its capacity as Swing Line Lender (except to the extent such payments are being made pursuant to Section 2.10(a) or (b)) shall be paid directly to KeyBank National Association for application to Swing Line Advances (and related interest) made by KeyBank National Association to Borrower under the Swing Line. Any payment received by the Agent (or to KeyBank National Association, as the case may be) after 1:00 p.m. (Detroit time) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Upon receipt of each such payment, the Agent shall make prompt payment to each applicable Lender, or, in respect of Eurodollar-based Advances, such Lender’s Eurodollar Lending Office, in like funds and currencies, of all amounts received by it for the account of such Lender.”

15

12.	Section 13.6(b) of the Credit Agreement is hereby amended and restated as follows:

“(b) Notices and other communications provided to the Agent, the Swing Line Lenders and the Lenders party hereto under this Agreement or any other Loan Document may be delivered or furnished by electronic communication (including email and Internet or intranet websites) pursuant to procedures approved by the Agent (or the applicable Swing Line Lender with respect to Requests for Swing Line Advances to such Swing Line Lender). The Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications (including email and any E-System) pursuant to procedures approved by it. Unless otherwise agreed to in a writing by and among the parties to a particular communication, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, return email, or other written acknowledgment) and (ii) notices and other communications posted to any E-System shall be deemed received upon the deemed receipt by the intended recipient at its email address as described in the foregoing clause (i) of notification that such notice or other communication is available and identifying the website address therefor.”

13.	Section 13.10(b)(iv) of the Credit Agreement is hereby amended and restated as follows:

“(iv)	any amendment, waiver or consent that will (A) reduce the principal of, or interest on, the Swing Line Notes, (B) postpone any date fixed for any payment of principal of, or interest on, the Swing Line Notes or (C) otherwise affect the rights and duties of any Swing Line Lender under this Agreement or any other Loan Document, shall require the written concurrence of such Swing Line Lender;”

14.	Sections 10.1(d), 10.1(d)(i), 10.1(d)(ii), 10.4(c), 11.7 and 13.12(b) of the Credit Agreement are each amended by replacing the works “Swing Line Lender” appearing therein with “Swing Line Lenders”.

15.	Section 10.1(d) of the Credit Agreement is hereby amended by replacing the words “Swing Line Note” appearing therein with “Swing Line Notes”.

16.	Section 10.4(d) of the Credit Agreement is hereby amended by replacing the words “Swing Line Lender” appearing therein with “any Swing Line Lender”.

17.	Exhibit D of the Credit Agreement is hereby replaced in its entirety by replacement Exhibit D attached hereto as Attachment 1.

16

18.	This First Amendment shall become effective (according to the terms hereof) on the date (the “First Amendment Effective Date”) that the following conditions have been fully satisfied by the Borrower:

(a)	Agent shall have received executed facsimile or email counterparts of this First Amendment in each case duly executed and delivered by Agent, the Lenders and the Borrower, with originals following promptly thereafter;

(b)	Agent shall have received an executed facsimile of the Affirmation of Guaranty in the form of Attachment 2, duly executed and delivered by the Guarantors, with originals following promptly thereafter; and

(c)	Agent shall have received Swing Line Notes from Borrower in form and substance acceptable to the Agent.

19.	Borrower hereby certifies that it has taken all necessary actions to authorize this First Amendment and the Loan Documents delivered herewith, supported by appropriate resolutions, that no consents or other authorizations of any third parties are required in connection therewith, and that either there have been no changes in the organizational documents previously delivered to Agent or that true and accurate copies of organizational documents are being provided to Agent with the certificate.

20.	The Borrower hereby represents and warrants that, after giving effect to any amendments and consents contained herein, execution and delivery of this First Amendment and the performance by the Borrower of its obligations under the Credit Agreement as amended hereby (herein, as so amended, the “Amended Credit Agreement”) are within its corporate powers, have been duly authorized, are not in contravention of law or the terms of its articles of incorporation or bylaws, and do not require the consent or approval of any governmental body, agency or authority, and the Amended Credit Agreement will constitute the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law). The Borrower hereby reaffirms, covenants and agrees to be bound by all the terms and conditions of the Credit Agreement, as amended, and any of the other Loan Documents.

21.	Except as specifically set forth herein, this First Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement or any of the other Loan Documents. The Borrower hereby acknowledges and agrees that this First Amendment and the amendments contained herein do not constitute any course of dealing or other basis for altering any obligation of the Borrower, or any other Credit Party or any other party or any rights, privilege or remedy of Agent or the Lenders under the Credit Agreement, any other Loan Document, any other agreement or document, or any contract or instrument except as specifically set forth herein. Furthermore, this First Amendment shall not affect in any manner whatsoever any rights or remedies of the Lenders or Agent with respect to any other non-compliance by the Borrower with the Credit Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

17

22.	The Borrower hereby reaffirms, confirms, ratifies and agrees to be bound by each of its covenants, agreements and obligations under the Amended Credit Agreement and each other Loan Document previously executed and delivered by it, or executed and delivered in accordance with this First Amendment. Each reference in the Credit Agreement to “this Agreement” or “the Credit Agreement” shall be deemed to refer to Credit Agreement as amended by this First Amendment and each other amendment made to the Credit Agreement from time to time.

23.	Unless otherwise defined to the contrary herein, all capitalized terms used in this First Amendment shall have the meanings set forth in the Credit Agreement.

24.	This First Amendment shall be a contract made under and governed by the internal laws of the State of Michigan, and may be executed in counterpart, in accordance with Section 13.9 of the Credit Agreement. Each of the parties hereto agrees that this First Amendment and any other Loan Document signed by it and transmitted by facsimile or email or any other method of delivery shall be admissible in evidence as the original itself in any judicial or administrative proceeding whether or not the original is in existence.

[Remainder of Page Intentionally Blank]

18

IN WITNESS WHEREOF, the Borrower, the Lenders and Agent have each caused this First Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.

COMERICA BANK, as Agent

By:	/s/ William J. Scarborough Jr.
Name: William J. Scarborough Jr.
Title: Vice President

COMERICA BANK, as a Lender, Issuing Lender and Swing Line Lender

By:	/s/ William J. Scarborough Jr.
Name: William J. Scarborough Jr.
Title: Vice President

Signature page to First Amendment to Revolving Credit and Term Loan Agreement

(1292389)

FIFTH THIRD BANK

By:	/s/ Jessica English
Name: Jessica English
Title: Vice President

Signature page to First Amendment to Revolving Credit and Term Loan Agreement

(1292389)

CITIBANK N.A.

By:	/s/ John J. McGuire
Name: John J. McGuire
Title: Senior Vice President

Signature page to First Amendment to Revolving Credit and Term Loan Agreement

(1292389)

U.S. BANK N.A.

By:	/s/ Tim Santarius
Name: Tim Santarius
Title: Vice President

Signature page to First Amendment to Revolving Credit and Term Loan Agreement

(1292389)

KEYBANK NATIONAL ASSOCIATION, as a Lender and a Swing Line Lender

By:	/s/ Jason W. Bierlein
Name: Jason W. Bierlein
Title: SVP

Signature page to First Amendment to Revolving Credit and Term Loan Agreement

(1292389)

THE HUNTINGTON NATIONAL BANK

By:	/s/ Joseph K. Zayance
Name: Joseph K. Zayance
Title: SVP

Signature page to First Amendment to Revolving Credit and Term Loan Agreement

(1292389)

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Lawrence J. Fraley
Name: Lawrence J. Fraley
Title: SVP

Signature page to First Amendment to Revolving Credit and Term Loan Agreement

(1292389)

UNIVERSAL TRUCKLOAD SERVICES, INC.

By:	/s/ Robert E. Sigler
Name: Robert E. Sigler
Title: Treasurer

Signature page to First Amendment to Revolving Credit and Term Loan Agreement

(1292389)

ATTACHMENT 1

(Replacement Exhibit D – See attached)

EXHIBIT D

REQUEST FOR SWING LINE ADVANCE

No.	Dated:

TO: [Comerica Bank][KeyBank National Association][Select One] (in its capacity as “Swing Line Lender”)

RE:	Revolving Credit and Term Loan Agreement made as of the 28th day of August, 2012 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), by and among the financial institutions from time to time signatory thereto (individually a “Lender,” and any and all such financial institutions collectively the “Lenders”), Comerica Bank, as Administrative Agent for the Lenders (in such capacity, the “Agent”), and Universal Truckload Services, Inc. (“Borrower”).

Pursuant to the terms and conditions of the Credit Agreement, Borrower hereby requests an Advance from Swing Line Lender, as described herein:

(A)	Date of Advance:

(B)	☐ (check if applicable)

This Advance is or includes a whole or partial refunding/conversion of:

Advance No(s).

(C)	Type of Advance (check only one):—

☐  Base Rate Advance

☐  Quoted Rate Advance

(D)	Amount of Advance:

$

(E)	Interest Period (applicable to Quoted Rate Advances)

                    months

(F)	Principal Amount Outstanding as of the proposed date of Advance:

(1)        Revolving Credit Advances: $

(2)	Swing Line Advances: $

(3)	Letter of Credit Obligations: $

(G)	Disbursement Instructions

☐ Comerica Bank Account No.
☐ Other:

Borrower certifies to the matters specified in Section 2.5(c)(vi) of the Credit Agreement.

Capitalized terms used herein, except as defined to the contrary, have the meanings given them in the Credit Agreement.

UNIVERSAL TRUCKLOAD SERVICES, INC.

By:
Name:
Title:

ATTACHMENT 2

REAFFIRMATION OF GUARANTY

Each of the undersigned hereby acknowledges that (a) the undersigned Guarantors each executed a Guaranty dated as of August 28, 2012, pursuant to which such Guarantors guaranteed the obligations of the Borrower (as defined below) under that certain Revolving Credit and Term Loan Agreement dated as of August 28, 2012 (as amended, the “Credit Agreement”) by and among Universal Truckload Services, Inc. (“Borrower”), the financial institutions signatory thereto from time to time (the “Lenders”) and Comerica Bank, as agent for the Lenders (“Agent”), and (b) the Borrower, the Lenders and the Agent have executed a First Amendment dated as of the date hereof (the “First Amendment”) to such Credit Agreement (the Credit Agreement as amended thereby, the “Amended Credit Agreement”). Each of the Guarantors hereby ratifies and confirms such Guarantor’s obligations under the Guaranty, and agrees that the Guaranty remains in full force and effect after giving effect to the effectiveness of the First Amendment, subject to no setoff, defense or counterclaim, and that, upon such effectiveness, all references in such Amended Credit Agreement and the Guaranty to the “Credit Agreement” shall be references to the Amended Credit Agreement. Each of the Guarantors confirms that this Reaffirmation is not required by the terms of the Guaranty to which such Guarantor is a party and need not be obtained in connection with any prior or future amendments or extensions of additional credit to Borrower. Capitalized terms not otherwise defined herein will have the meanings given them in the Amended Credit Agreement. This acknowledgment shall be governed by and construed in accordance with the laws of, and be enforceable in, the State of Michigan.

Reaffirmation of Guaranty –

First Amendment to Revolving Credit and Term Loan Agreement

(1292389)

Dated as of the 3rdday of June, 2013.

GREAT AMERICAN LINES, INC.

By:	/s/ Thomas Welsman
Name: Thomas Welsman
Title: Secretary

LOUISIANA TRANSPORTATION, INC.

By:	/s/ Thomas Welsman
Name: Thomas Welsman
Title: Assistant Secretary

THE MASON AND DIXON LINES, INCORPORATED

By:	/s/ Thomas Welsman
Name: Thomas Welsman
Title: Treasurer

MASON DIXON INTERMODAL, INC.

By:	/s/ Thomas Welsman
Name: Thomas Welsman
Title: Assistant Secretary

UNIVERSAL AM-CAN, LTD.

By:	/s/ Mark Limback
Name: Mark Limback
Title: President

UNIVERSAL LOGISTICS, INC.

By:	/s/ Thomas Welsman
Name: Thomas Welsman
Title: Secretary/Treasurer

Signature page to Reaffirmation of Guaranty

First Amendment to Revolving Credit and Term Loan Agreement

(1292389)

UNIVERSAL LOGISTICS SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Thomas Welsman
Name: Thomas Welsman
Title: Secretary/Treasurer

UTS LEASING, INC.

By:	/s/ Thomas Welsman
Name: Thomas Welsman
Title: President

UTS REALTY, LLC

By:	/s/ Joseph Rubino
Name: Joseph Rubino
Title: Manager

UTSI FINANCE, INC.

By:	/s/ Thomas Welsman
Name: Thomas Welsman
Title: Assistant Secretary

LINC LOGISTICS LLC (f/k/a UPTON MERGER SUB II, LLC)

By:	/s/ Robert E. Sigler
Name: Robert E. Sigler
Title: Secretary/Treasurer

CAVALRY LOGISTICS, LLC

By:	/s/ Thomas Welsman
Name: Thomas Welsman
Title: Secretary

Signature page to Reaffirmation of Guaranty

First Amendment to Revolving Credit and Term Loan Agreement

(1292389)

LOGISTICS INSIGHT CORP.

By:	/s/ H.E. Wolfe
Name: H.E. Wolfe
Title: President/Treasurer

LINC ONTARIO, LTD.

By:	/s/ Joseph Golec
Name: Joseph Golec
Title: President

CTX, INC.

By:	/s/ David A. Crittenden
Name: David A. Crittenden
Title: Secretary/Treasurer

CENTRAL GLOBAL EXPRESS, INC.

By:	/s/ Brenda L. Becker
Name: Brenda L. Becker
Title: Secretary/Treasurer

DEDICATED FUEL, LLC

By:	/s/ Joseph Golec
Name: Joseph Golec
Title: President

PRO LOGISTICS, INC.

By:	/s/ Joseph Golec
Name: Joseph Golec
Title: President

Signature page to Reaffirmation of Guaranty

First Amendment to Revolving Credit and Term Loan Agreement

(1292389)

ON DEMAND TRANSPORT, INC.

By:	/s/ Joseph Golec
Name: Joseph Golec
Title: President

OTR LOGISTICS, INC.

By:	/s/ Joseph Golec
Name: Joseph Golec
Title: President

MAINTENANCE INSIGHT, LLC

By:	/s/ Joseph Golec
Name: Joseph Golec
Title: President

LGSI EQUIPMENT OF INDIANA, LLC

By:	/s/ David A. Crittenden
Name: David A. Crittenden
Title: President

LGSI EQUIPMENT, INC. OF WYOMING

By:	/s/ David A. Crittenden
Name: David A. Crittenden
Title: President

Signature page to Reaffirmation of Guaranty

First Amendment to Revolving Credit and Term Loan Agreement

(1292389)

SWING LINE NOTE

$7,000,000	June 3, 2013

On or before the Revolving Credit Maturity Date, FOR VALUE RECEIVED, Universal Truckload Services, Inc. (“Borrower”) promises to pay to the order of Comerica Bank (“Swing Line Lender”) at Detroit, Michigan, in lawful money of the United States of America, so much of the sum of Seven Million Dollars ($7,000,000), as may from time to time have been advanced to the Borrower as Swing Line Advances by the Swing Line Lender and then be outstanding hereunder pursuant to the Revolving Credit and Term Loan Agreement made as of the 28th day of August, 2012 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), by and among the financial institutions from time to time signatory thereto (individually a “Lender,” and any and all such financial institutions collectively the “Lenders”), Comerica Bank, as Administrative Agent for the Lenders (in such capacity, the “Agent”), and Borrower, together with interest thereon as hereinafter set forth.

Each of the Swing Line Advances made hereunder shall bear interest at the Applicable Interest Rate from time to time applicable thereto under the Credit Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable on the unpaid principal amount of each Swing Line Advance made by the Swing Line Lender from the date of such Swing Line Advance until paid at the rates and at the times set forth in the Credit Agreement.

This Note is a Swing Line Note under which Swing Line Advances (including refundings and conversions), repayments and readvances may be made from time to time by the Swing Line Lender, but only in accordance with the terms and conditions of the Credit Agreement (including any applicable sublimits). This Note evidences borrowings under, is subject to, is secured in accordance with, and may be accelerated or matured under, the terms of the Credit Agreement to which reference is hereby made. Capitalized terms used herein, except as defined to the contrary, shall have the meanings given them in the Credit Agreement.

This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Michigan.

Except as expressly set forth in the Credit Agreement, the Borrower hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agree that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.

This Note (the “New Note”) amends and restates, in part, that certain prior Swing Line Note issued by Borrower to Lender dated August 28, 2012 (the “Prior Note”); provided, however, (i) the execution and delivery by Borrower of the New Note shall not, in any manner or circumstance, be deemed to be a payment of, a novation of or to have terminated, extinguished or discharged any of Borrower’s indebtedness evidenced by the Prior Note, all of which indebtedness shall continue under and shall hereinafter be evidenced and governed by the New Note, and (ii) all collateral and guaranties securing or supporting the Prior Note shall continue to secure and support the New Note.

[SIGNATURES FOLLOW ON SUCCEEDING PAGE]

Nothing herein shall limit any right granted Swing Line Lender by any other instrument or by law.

UNIVERSAL TRUCKLOAD SERVICES, INC.

By:	/s/ Robert E. Sigler

Its:	Treasurer

SWING LINE NOTE

$3,000,000	June 3, 2013

On or before the Revolving Credit Maturity Date, FOR VALUE RECEIVED, Universal Truckload Services, Inc. (“Borrower”) promises to pay to the order of KeyBank National Association (“Swing Line Lender”) at Detroit, Michigan, in lawful money of the United States of America, so much of the sum of Three Million Dollars ($3,000,000), as may from time to time have been advanced to the Borrower as Swing Line Advances by the Swing Line Lender and then be outstanding hereunder pursuant to the Revolving Credit and Term Loan Agreement made as of the 28th day of August, 2012 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), by and among the financial institutions from time to time signatory thereto (individually a “Lender,” and any and all such financial institutions collectively the “Lenders”), Comerica Bank, as Administrative Agent for the Lenders (in such capacity, the “Agent”), and Borrower, together with interest thereon as hereinafter set forth.

Each of the Swing Line Advances made hereunder shall bear interest at the Applicable Interest Rate from time to time applicable thereto under the Credit Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable on the unpaid principal amount of each Swing Line Advance made by the Swing Line Lender from the date of such Swing Line Advance until paid at the rates and at the times set forth in the Credit Agreement.

This Note is a Swing Line Note under which Swing Line Advances (including refundings and conversions), repayments and readvances may be made from time to time by the Swing Line Lender, but only in accordance with the terms and conditions of the Credit Agreement (including any applicable sublimits). This Note evidences borrowings under, is subject to, is secured in accordance with, and may be accelerated or matured under, the terms of the Credit Agreement to which reference is hereby made. Capitalized terms used herein, except as defined to the contrary, shall have the meanings given them in the Credit Agreement.

This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Michigan.

Except as expressly set forth in the Credit Agreement, the Borrower hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agree that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.

*    *    *

[SIGNATURES FOLLOW ON SUCCEEDING PAGE]

Nothing herein shall limit any right granted Swing Line Lender by any other instrument or by law.

UNIVERSAL TRUCKLOAD SERVICES, INC.

By:	/s/ Robert E. Sigler

Its:	Treasurer